Assets and Liabilities Held For Sale	12 Months Ended
Dec. 31, 2011
Disposal Group Including Discontinued Operation Balance Sheet Disclosures [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
	2011	2010
	$	$

Effective November 3, 2010, ISS International Limited ("ISSI") in South Africa was classified as held for sale. AngloGold Ashanti entered into a memorandum of understanding with The Institute of Mine Seismology ("IMS") relating to the disposal of ISSI. The transaction closed on February 28, 2011. The Company recorded a profit on disposal of $2 million on the sale. See "Note 5 - Costs and expenses: Profit/loss on sale of assets, realization of loans, indirect taxes and other".	-	12

Effective December 2007, Rand Refinery Limited in South Africa (a subsidiary of the Company) transferred parts of its premises that were no longer utilized (previously recognized as a tangible asset), to held for sale. On April 1, 2008, a sale agreement was concluded, subject to achievement of the suspensive condition regarding rezoning of the land and transfer of title deeds. Rand Refinery Limited is currently awaiting the rezoning transfer notification from the municipal and deeds office in order to conclude the sales transaction.	1	1

As at December 31, 2011 and 2010 the carrying amounts of major classes of assets and liabilities classified as held for sale included:

Cash and cash equivalents	-	11
Trade and other receivables	-	2
Inventories	-	1
Property, plant and equipment	1	2
Trade and other payables	-	(3)
Net assets	1	13